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                                                                      EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of John Q. Hammons Hotels, L.P. and John Q. Hammons Hotels Finance Corporation III on Form 10-K for the fiscal year ended January 2, 2004, as filed with the Securities and Exchange Commission, we, John Q. Hammons, Chief Executive Officer, and Paul E. Muellner, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Annual Report fully complies with the requirements of
                  Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of John Q. Hammons Hotels, L.P. and John Q. Hammons Hotels Finance Corporation III.


         A signed original of this written statement required by Section 906 has been provided to John Q. Hammons Hotels, L.P. and John Q. Hammons Hotels Finance Corporation III and will be retained by John Q. Hammons Hotels, L.P. and John Q. Hammons Hotels Finance Corporation III and furnished to the Securities and Exchange Commission or its Staff upon request.


Dated: April 1, 2004

                                 /s/ John Q. Hammons
                                ------------------------------------------------
                                John Q. Hammons, Chief Executive Officer,
                                John Q. Hammons Hotels Finance Corporation III and John Q. Hammons Hotels, Inc., general partner of John Q. Hammons Hotels, L.P.


                                /s/ Paul E. Muellner
                                ------------------------------------------------
                                Paul E. Muellner, Chief Financial Officer,
                                John Q. Hammons Hotels Finance Corporation III and John Q. Hammons Hotels, Inc., general partner of John Q. Hammons Hotels, L.P.